                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2000
                              (November 17, 2000)


                       Corrections Corporation of America
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                        0-25245                  62-1763875
         --------                        -------                  ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


              10 Burton Hills Boulevard, Nashville, Tennessee 37215
              ------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-3000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

SENIOR SECURED CREDIT FACILITY CONSENT AND AMENDMENT

         Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. (the "Company"), obtained, effective November 17, 2000, amendments to the credit agreement governing its $1.0 billion senior secured credit facility (the "Credit Facility") with a syndicate of banks led by Lehman Commercial Paper Inc., as Administrative Agent, as well as the consent of the bank syndicate to certain transactions previously restricted by the Credit Facility (the "Consent and Amendment"). As a result of the Consent and Amendment, the Company avoided an event of default under the terms of the Credit Facility.

         The Consent and Amendment replaces the previously existing financial covenants contained in the credit agreement governing the facility (the "Amended and Restated Credit Agreement") with the following financial covenants, each as defined in the Consent and Amendment: (i) total leverage ratio; (ii) post merger interest coverage ratio; (iii) fixed charge coverage ratio; (iv) ratio of total indebtedness to total capitalization; (v) minimum post merger EBIDTA; and (vi) total beds occupied ratio.

         The Consent and Amendment also consents to certain transactions undertaken by the Company and each of Prison Management Services, Inc. ("PMSI") and Juvenile and Jail Facility Management Services, Inc. ("JJFMSI"), the Company's two affiliated service companies, including: (i) an amendment to the terms of the existing administrative services agreements by and between the Company's operating subsidiary and each of PMSI and JJFMSI to increase, effective January 1, 2000, the payments made by each of PMSI and JJFMSI to the Company's operating subsidiary under the terms of the agreements; and (ii) the Company's agreements to fully indemnify each of PMSI and JJFMSI for any and all liabilities incurred by each of them in connection with the settlement or disposition of certain outstanding litigation against the companies in exchange for certain cash payments by PMSI and JJFMSI to the Company. The Consent and Amendment also amends the terms of the Credit Facility to permit the non-cash mergers of each of PMSI and JJFMSI with and into the Company's wholly owned operating subsidiary. As a result of the Consent and Amendment, it is anticipated that the Company will complete the mergers with the service companies prior to December 31, 2000.

         The Consent and Amendment further provides that the Company will be required to use commercially reasonable efforts to complete a "capital raising event" on or before June 30, 2001. A "capital raising event" is defined in the Consent and Amendment as any combination of the following transactions, which together would result in net cash proceeds to the Company of $100.0 million: (i) an offering of the Company's common stock through the distribution of rights to the Company's existing stockholders; (ii) any other offering of the Company's common stock or certain types of the Company's preferred stock; (iii) issuances by the Company of unsecured, subordinated indebtedness providing for in-kind payments of principal and interest until repayment of the credit facility; (iv) certain types of asset sales by the Company, including the sale-leaseback of the

Company's headquarters. The Consent and Amendment also contains limitations upon the use of proceeds obtained from the completion of such "capital raising events." The requirements relating to "capital raising events" contained in the Consent and Amendment replaces the requirement currently contained in the Amended and Restated Credit Agreement that the Company use commercially reasonably efforts to consummate a rights offering on or before December 31, 2000.

         As a result of the Consent and Amendment, the current interest rate applicable to the Credit Facility remains unchanged. This applicable rate, however, is subject to (i) an increase of 25 basis points (0.25%) from the current interest rate on July 1, 2001 if the Company has not prepaid $100.0 million of the outstanding loans under the Credit Facility, and (ii) an increase of 50 basis points (0.50%) from the current interest rate on October 1, 2001 if the Company has not prepaid an aggregate of $200.0 million of the loans under the Credit Facility.

         The maturities of the loans under the Credit Facility remained unchanged as a result of the Consent and Amendment.

         The complete text of the Consent and Amendment is included as Exhibit
10.1 hereto and is incorporated herein in its entirety. The text of the Amended and Restated Credit Agreement has been previously filed by the Company as
Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, as filed with the U.S. Securities and Exchange Commission (the "Commission") on August 17, 1999, as amended by the terms of the Waiver and Amendment, dated as of June 9, 2000, previously filed by the Company as Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the Commission on June 13, 2000. The press release issued by the Company on November 21, 2000 with respect to Consent and Amendment is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety.

         As previously disclosed by the Company in its Quarterly Report on Form 10-Q for the three months ended September 30, 2000, as filed with the Commission on November 14, 2000, the terms of the indenture governing the Company's aggregate $100.0 million 12.0% senior notes due in 2006 (the "Senior Notes") generally restrict amendments to the terms of agreements by and among the Company and its affiliated companies, including Corrections Corporation of America ("Operating Company"), the Company's primary tenant prior to its merger with the Company on October 1, 2000 (the "Merger"), without the delivery of an opinion as to the fairness, from a financial point of view, to the Company of such amendments, issued by an accounting, appraisal, consulting or investment banking firm of national standing. The termination of certain agreements by and between the Company and Operating Company at the time of the Merger, as well as the forgiveness of certain amounts due the Company under the terms of the leases between the companies and a promissory note by Operating Company prior to October 1, 2000, may require the Company to obtain a fairness opinion under the terms of the Senior Notes. As a result, in connection with the Consent and Amendment, the Company has agreed to obtain within a reasonable period of time, and is in the process of obtaining, such an opinion. In the event the Company does not obtain such an opinion, and as a result, an event of default occurs under the terms of the Senior Notes, the Company will suffer an event of default under the terms of the Credit Facility.

FORWARD LOOKING STATEMENTS

         This Form 8-K contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.

ITEM 7(C). EXHIBITS.

The following exhibits are filed as part of this Current Report:


Exhibit
Number      Description of Exhibits
------      -----------------------

10.1 Consent and Amendment, dated as of November 17, 2000, by and among the Company, certain of the Company's subsidiaries as Subsidiary
            Guarantors, the Lenders, and Lehman Commercial Paper Inc., as
            Administrative Agent ("Lehman").

10.2 Amended and Restated Credit Agreement, dated August 4, 1999, by and among the Company, certain of the Company's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman, as Administrative
            Agent (previously filed as Exhibit 10.1 to the Company's Quarterly
            Report on Form 10-Q for the quarterly period ended June 30, 1999, as filed with the Commission on August 17, 1999 and incorporated herein by this reference).

10.3 Waiver and Amendment, dated as of June 9, 2000, by and among the Company, as Borrower, certain of the Company's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman, as Administrative
            Agent (previously filed as Exhibit 10.1 to the Company's Current
            Report on Form 8-K, as filed with the Commission on June 13, 2000 and incorporated herein by this reference).

99.1 Company press release, dated November 21, 2000, announcing the effectiveness of the Consent and Amendment.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 27, 2000             CORRECTIONS CORPORATION OF AMERICA
                                    (FORMERLY PRISON REALTY TRUST, INC.)


                                    By: /s/ John D. Ferguson
                                       -----------------------------------------
                                    Its: Chief Executive Officer, President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number       Description of Exhibits
------       -----------------------
10.1        Consent and Amendment, dated as of November 17, 2000, by and among
            Corrections Corporation of America (formerly Prison Realty Trust,
            Inc.)(the "Company"), certain of the Company's subsidiaries as
            Subsidiary Guarantors, the Lenders, and Lehman Commercial Paper
            Inc., as Administrative Agent ("Lehman")(the "Consent and
            Amendment").

10.2 Amended and Restated Credit Agreement, dated August 4, 1999, by and among the Company, certain of the Company's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman, as Administrative
            Agent (previously filed as Exhibit 10.1 to the Company's Quarterly
            Report on Form 10-Q for the quarterly period ended June 30, 1999, as filed with the Commission on August 17, 1999 and incorporated herein by this reference).

10.3 Waiver and Amendment, dated as of June 9, 2000, by and among the Company, as Borrower, certain of the Company's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman, as Administrative
            Agent (previously filed as Exhibit 10.1 to the Company's Current
            Report on Form 8-K, as filed with the Commission on June 13, 2000 and incorporated herein by this reference).

99.1 Company press release, dated November 21, 2000, announcing the effectiveness of the Consent and Amendment.